Exhibit 10.1

INSPIRED ENTERTAINMENT

SHARESAVE PLAN

(U.K. Appendix)

(adopted as a subplan to the Inspired Entertainment Employee Stock Purchase Plan)

Table of contents

Options granted under this Plan are intended to meet the requirements of Schedule 3. The purpose of this Plan is to provide, in accordance with Schedule 3, benefits to employees and directors in the form of Options. In order for an Option to meet the requirements of Schedule 3, the Company must notify the Plan to HMRC by 6 July of the Tax Year following the Grant Date to the extent not already notified. The Company shall give notice in the form specified by paragraphs 40A and 40B of Schedule 3 to HMRC including that Options granted under this Plan meet the requirements set out in parts 2 to 7 of Schedule 3 and make any declaration in relation to amendments to key features (as defined in paragraph 40B(8) of Schedule 3) or variations under paragraph 28(3) of Schedule 3 to confirm that the requirements of Parts 2 to 7 of Schedule 3 continue to be met.

Options granted in a Tax Year in advance of notification of the Plan to HMRC in accordance with paragraph 40A of Schedule 3 will only fall within the provisions of the SAYE code (as defined under section 516(3) ITEPA 2003) if the Company notifies the Plan to HMRC by 6 July of the following Tax Year.

1. Invitations

1.1. Announcement of intention to operate the Plan

The Board may, in its absolute discretion, from time to time, announce its intention to issue invitations to Eligible Employees in accordance with this Rule 1 to apply for the grant of Options.

1.2. When Invitations may not be made

Invitations may not be made:

1. when prevented by any Dealing Restrictions; or
2. after the date falling two months before the 10th anniversary of adoption of the Plan.

1.3. Individuals who must be invited

If the Board announces its intention to issue invitations, it shall issue an invitation to every individual who is an Eligible Employee.

1.4. Board determinations

On or before the date on which invitations are issued, the Board may determine:

1. the maximum permitted aggregate monthly savings contribution under the Savings Contract which must not be more than the maximum under paragraph 25(3)(a) of Schedule 3, as the Board may determine including, if the Board so decides any contributions which were being made under a Savings Contract but which have been cancelled by the Eligible Employee; and/or
2. that the maximum rate of savings contribution determined in accordance with the above shall be limited by reference to the period of service or salary of the Eligible Employee; and/or
3. that repayment under a Savings Contract includes or does not include the bonus payable under a 3 year or 5 year Savings Contract to be entered into by the Eligible Employee; and/or
4. a limit on the number of Plan Shares (subject to Rule 3) over which Options may be granted.

1.5. Content of invitations

Each invitation shall be on similar terms within the meaning of paragraph 7 of Schedule 3 and shall state:

1. the form and method of application to be used;
2. the date, being not less than 14 days after the date of issue of the invitation, by which the recipient of the invitation must submit an application;
3. the Minimum Monthly Savings Amount under the Savings Contract;
4. the Option Price or the method by which the Option Price will be determined and notified to Eligible Employees;

5. the maximum permitted aggregate monthly savings contribution under the Savings Contract which must not be more than the maximum under paragraph 25(3)(a) of Schedule 3, as the Board may determine, including, if the Board so decides, any contributions which were being made under a Savings Contract but which have been cancelled by the Eligible Employee;
6. whether a 3 year or a 5 year Savings Contract may be chosen;
7. whether any bonus or interest under the Savings Contract may be used to acquire Plan Shares on the exercise of an Option;
8. the maximum total number of Plan Shares, if any, set by the Board (within the limits in Rule 3) over which Options will be granted in relation to that invitation; and
9. whether the Plan Shares are subject to a Restriction and, if so, details of the Restriction.
10. Subject to this Rule 1.6, an invitation shall be in such form as the Board may determine from time to time.

1.6. *Contents of application form*

An application form shall require an Eligible Employee to state:

1. the monthly savings contribution which they wish to make;
2. that their proposed monthly savings contribution, when added to any monthly savings contributions then being made (or if relevant have been made) by them under any other Savings Contract will not exceed the maximum permitted aggregate monthly savings contribution specified in the invitation;
3. where appropriate, whether they wish to enter into a 3 or 5 year Savings Contract; and
4. where appropriate, whether, for the purpose of determining the number of Plan Shares over which the Option referred to in the invitation is to be granted, they wish the repayment under the Savings Contract linked to the Option to be taken as including a bonus or no bonus,

and shall authorise the Board to enter on the application form, on behalf of the Eligible Employee, such monthly savings contribution, not exceeding the maximum stated on the application form, as the Board determines under Rule 2.6.

Subject to this Rule 1.7, an application form shall be in such form as the Board may determine from time to time.

1.7. *Number of Plan Shares applied for*

An application shall be deemed to be for the grant of an Option over the maximum whole number of Plan Shares which may be acquired at the Option Price out of the expected repayment (including any bonus or interest where permitted under Rule 2.6 and requested by the Eligible Employee pursuant to Rule 1.7) under the Savings Contract linked to the Option at the applicable Bonus Date.

2. *Grant of Options*

2.1. *Options granted by the Board*

Subject to Rules 2.7, 2.8 and 2.9, the Board may from time to time grant Options to Eligible Employees.

2.2. *Persons to whom Options must be granted*

The Board shall grant the Option referred to in each invitation in respect of which the Board has received a valid application and, where Rule 2.6.4 applies, which has been selected by lot.

2.3. *Procedure for grant of Options and Grant Date*

The Board shall grant an Option by passing a resolution. The Grant Date shall be the date on which the Board passes the resolution or such later date as is specified in the resolution and allowed by Rule 2.7. The grant of an Option may be evidenced by a deed executed by or on behalf of the Board. An Option Certificate providing

details of the grant shall be issued to each Eligible Employee who has been granted an Option as soon as reasonably practicable following the grant of the Option.

2.4. *Contents of Option Certificate*

An Option Certificate shall state:

1. the Grant Date;
2. the number of Plan Shares subject to the Option;
3. whether the Plan Shares are subject to a Restriction and, if so, details of the Restriction;
4. the Option Price; and
5. the Bonus Date, being the date on which the Option will ordinarily become exercisable.

An Option Certificate shall be in such form as the Board may determine from time to time.

2.5. *Number of Plan Shares over which Options granted*

An Option shall be granted over the number of Plan Shares for which the Eligible Employee is deemed under Rule 1.8 or Rule 2.6, as appropriate, to have applied.

2.6. *Scaling down of applications*

If the Board receives applications for the grant of Options over a number of Plan Shares in excess of the limit in Rule 3 or any other limit described in the invitation as set out in Rule 1.6.8, it shall, to the extent necessary to eliminate the excess, take the following steps in the following order or such other steps as it may decide in a fair and reasonable manner:

1. for the purpose of determining the number of Plan Shares over which the Option referred to in an invitation is to be granted, it shall take the repayment under the Savings Contract linked to the Option as including no bonus instead of the applicable bonus;
2. each application for a 5 year Savings Contract shall be deemed to be an application for a 3 year Savings Contract;
3. by reducing pro rata the excess over the minimum savings amount specified from time to time by HMRC in its Save-As-You-Earn prospectus, or such greater amount as the Company may determine, of the monthly savings contribution selected by each Eligible Employee;
4. by selecting applications by lot and each application shall be deemed to be for a monthly savings contribution of the minimum savings amount specified from time to time by HMRC in its Save-As-You-Earn prospectus under the Savings Contract linked to the Option taken as including no bonus.

Each application shall be deemed to have been withdrawn or amended accordingly.

For the purpose of applying this Rule 2.6, if an Eligible Employee has made multiple applications, the applications shall be treated as a single application and the monthly savings contributions applied for in the applications shall be aggregated.

2.7. *When Options may be granted*

An Option may be granted only during the period of 30 days (or 42 days if applications are scaled down under Rule 2.6) beginning on the first day by reference to which the Option Price was calculated.

2.8. *When Options may not be granted*

Options may not be granted:

1. when prevented by any Dealing Restrictions; or
2. after the 10th anniversary of adoption of the Plan.

2.9. *Who can and cannot be granted Options*

The Board may not grant an Option to an individual who is not an Eligible Employee on the Grant Date.

2.10. Options non-transferable

An Option shall be personal to the Eligible Employee to whom it is granted and, except in the case of the death of an Option Holder, shall not be capable of being transferred, charged or otherwise alienated and shall lapse immediately if the Option Holder purports to transfer, charge or otherwise alienate the Option.

3. Plan limit

3.1. Overall Limits

An Option may not be granted if the result of granting the Option would be that the aggregate number of Plan Shares issued or committed to be issued under :

1. Options under the Plan; or
2. options or awards granted under any other Employees' Share Scheme operated by the Group,

would exceed the aggregate maximum number of shares as stated in Section 6(a) of the Inspired Entertainment Employee Stock Purchase Plan.

3.2. Calculation

For the purpose of the limit contained in this Rule 3:

1. there shall be disregarded any Plan Shares where the right to acquire the Plan Shares has lapsed or been renounced;
2. there shall be disregarded any Plan Shares which the Trustees have purchased, or determined that they will purchase, in order to satisfy an Option or the exercise of an option or the vesting of other rights of an employee under any other Employees' Share Scheme operated by the Group; and
3. any Plan Shares issued in relation to an Option, or on the exercise of an option or the vesting of other rights of an employee under any other Employees' Share Scheme operated by the Group, shall be taken into account once only (when the Option is granted, or the option is granted or the right awarded) and shall not fall out of account when the Option is exercised, the option is exercised or other rights vest.

4. Option Price

The Option Price shall be determined by the Board and may be any price but shall not be less than 80 per cent. (or such other percentage as may be permitted by Schedule 3) of the Market Value of a Plan Share on a date specified by the Board for the purposes of the relevant invitation.

In accordance with Rule 2.3, Options must be granted within 30 days (or 42 days if applications are scaled down) of the first day by reference to which the Option Price was set for the relevant invitation issued under Rule 1. For these purposes, if Plan Shares are subject to a Restriction, their Market Value is to be determined as if they were not subject to a Restriction.

Where the Board has determined that an Option will be satisfied by the issue of new shares and the Option Price is less than the nominal value of a Plan Share the Company will ensure that at the time of the issue of the Plan Shares arrangements are in place to pay up the nominal value of the relevant Plan Shares.

5. Exercise of Options

5.1. Earliest date for exercise of Options

Subject to Rules 6 and 7, an Option may not be exercised before the Bonus Date.

5.2. Latest date for exercise of Options

Subject to Rule 6.1, an Option may not be exercised more than 6 months after the Bonus Date and if not exercised by that date shall lapse.

5.3. Effect of cessation of Relevant Employment

Subject to Rule 6, an Option may be exercised only while the Option Holder is in Relevant Employment and if an Option Holder ceases to be in Relevant Employment, any Option granted to them shall lapse on cessation.

This Rule 5.3 shall apply where the Option Holder ceases to be in Relevant Employment in any circumstances (including, in particular, but not by way of limitation, where the Option Holder is dismissed unfairly, wrongfully, in breach of contract or otherwise).

5.4. Number of Plan Shares acquired on exercise of Options

The number of Plan Shares which may be acquired on the exercise of an Option shall be limited to the maximum whole number of Plan Shares which may be acquired at the Option Price out of the repayment (including any interest or bonus that has been taken into account in determining the number of Plan Shares over which the Option was granted) received by the Option Holder under the Savings Contract linked to the Option.

5.5. Options may be exercised in whole or in part

An Option may, to the extent it has become exercisable, be exercised in whole or in part. If exercised in part, the unexercised part of the Option shall lapse.

5.6. Procedure for exercise of Options

An Option shall be exercised by the Option Holder delivering to the Board a duly completed notice of exercise in the form from time to time prescribed by the Board, specifying the number of Plan Shares in respect of which the Option is being exercised, and accompanied by evidence of the termination of the Savings Contract linked to the Option, payment in full for the Plan Shares and, if requested, the Option Certificate. Such payment may be made by the Option Holder or by the bank, building society or other institution with which the Savings Contract was made.

For the avoidance of doubt, the date of exercise of an Option shall be the date of the receipt of the notice and compliance with the above paragraph.

5.7. *Issue or transfer of Plan Shares*

Subject to any necessary consents and to compliance by the Option Holder with the Rules, the Board shall, as soon as reasonably practicable and in any event not later than 30 days after the exercise date of the Option, issue or transfer to the Option Holder, or procure the issue or transfer to the Option Holder of, the number of Plan Shares specified in the notice of exercise.

5.8. *US Taxpayers*

This Rule 5.8 shall apply to US Taxpayers. Notwithstanding anything to the contrary contained in the Plan, no Option may be exercised later than 2.5 calendar months after the end of the Taxable Year in which the Option first becomes exercisable, provided that the Option shall lapse on the earlier of (1) the end of that period or (2) the date it would have lapsed had this rule not applied. The Rules shall be interpreted accordingly.

For the purposes of this Rule the following definitions shall apply:

"Taxable Year": the calendar year or, if it would result in a longer period for the exercise of an Option, the 12 month period in respect of which the Option Holder's employing company is obliged to pay tax; and

"US Taxpayer": a person who is subject to the tax rules of the United States of America.

6. *Exercise of Options in special circumstances*

6.1. *Death*

Subject to Rules 5.8 and 7.5 and notwithstanding Rules 5.1, 5.2 and 5.3, if an Option Holder dies before the Bonus Date, their personal representatives shall be entitled to exercise their Options at any time during the 12 month period after their death. If not so exercised, the Options shall lapse at the end of the period.

Notwithstanding Rules 5.2 and 5.3, if an Option Holder dies on the Bonus Date or within 6 months after the Bonus Date, their personal representatives shall be entitled to exercise their Options at any time during the 12 month period after the Bonus Date. If not so exercised, the Options shall lapse at the end of the period.

6.2. *Injury, disability, redundancy, retirement etc.*

Subject to Rules 5.8, 6.3, 6.6 and 7.6, notwithstanding Rules 5.1 and 5.3, if an Option Holder ceases to be in Relevant Employment by reason of:

1. injury or disability;
2. redundancy within the meaning of the Employment Rights Act 1996;
3. retirement;
4. their office or employment ceasing to be a Relevant Employment because of a relevant transfer within the meaning of the Transfer of Undertakings (Protection of Employment) Regulations 2006;
5. their office or employment ceasing to be a Relevant Employment because the company in which they hold office or employment ceases to be an Associated Company of the Company by reason of a change of control as determined in accordance with section 450 and 451 of the Corporation Tax Act 2010; or
6. their office or employment ceasing to be a Relevant Employment because it relates to a business or part of a business which is transferred to a person who is not an Associated Company of the Company, where the transfer is not a relevant transfer within the meaning of the Transfer of Undertakings (Protection of Employment) Regulations 2006,

they shall be entitled to exercise their Options at any time during the period of 6 months after the date they cease to be in Relevant Employment, except that in the case of cessation of employment by reason of a circumstance within Rules 6.2.1-6.2.5 above occurring within the 6 month period after an event to which Rule 6.2.6 applied they shall be entitled to exercise their Options within the 6 month period after such cessation of employment, and if not exercised shall lapse at the end of the period.

6.3. *Office or employment in Associated Company*

If, at the relevant Bonus Date, an Option Holder holds an office or employment in a company which is not a Participating Company but which is an Associated Company of the Company they shall be entitled to exercise their Options at any time during the period of 6 months following the relevant Bonus Date.

6.4. *Termination of Savings Contract*

If an Option Holder gives, or is deemed under the terms of their Savings Contract to have given, notice that they intend to cease paying contributions under their Savings Contract, the Option linked to the Savings Contract shall lapse immediately unless the Option has already become exercisable in accordance with the Rules.

6.5. *Meaning of ceasing to be in Relevant Employment*

For the purpose of Rules 5.3, 6.2 and 6.3, an Option Holder shall not be treated as ceasing to be in Relevant Employment until they no longer hold any office or employment with a Group Member.

6.6. *Interaction of Rules*

1. Where Rule 5.8 applies, an Option shall lapse on the date provided for under Rule 5.8, notwithstanding any other provision of the Plan.
2. Subject to Rule 6.6. 1 above, where Rule 7.5 applies, an Option shall lapse on the date provided for under Rule 7.5 to the extent it has not already lapsed under any other provision of the Plan;
3. Subject to Rule 6.6.2 and 2 above, if an Option has become exercisable under Rule 6.2 and, during the period allowed for the exercise of the Option under Rule 6.2, the Option Holder dies, the period allowed for the exercise of the Option shall be the period allowed by Rule 6.1. Furthermore, if an Option has become exercisable under Rule 6.1 and, during the period allowed for the exercise of the Option under Rule 6.1, the Option becomes exercisable under Rules 7.1, 7.2, 7.3or 7.4 also (or vice versa), the period allowed for the exercise of the Option shall in all cases be the period allowed by Rule 6.1.
4. Subject to Rules 6.6.1-6.6.3 above, if an Option has become exercisable under Rule 6.2 and, during the period allowed for the exercise of the Option under Rule 6.2, the Option becomes exercisable under Rule 7 also (or vice versa), the period allowed for the exercise of the Option shall be the first to end of the period allowed by Rule 6.2 and the period allowed by Rule 7.

7. *Takeover and other corporate events*

7.1. *Takeover*

1. Subject to Rule 8, if a person obtains Control of the Company as a result of:
    - making a general offer to acquire the whole of the issued ordinary share capital of the Company (excluding any such share capital already held by the person making the offer or a Connected Person of that person), which is made on a condition such that, if it is met, the person making the offer will have Control of the Company; or
    - making a general offer to acquire all the shares in the Company of the same class as the Plan Shares other than any shares already held by that person or a Connected Person of that person,
2. all Options may be exercised, subject to Rule 7.2, at any time during the period of 6 months beginning with the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied. If not so exercised, the Options shall lapse at the expiry of the 6 month period.

   Where the Board determines that it is likely that a person will obtain Control of the Company in the circumstances contemplated by Rule 7.1.1, the Board acting fairly and reasonably may determine that Options may be exercised during the period of 20 days ending with the day on which the person obtains such Control of the Company and the Option shall be treated as if it was exercised in accordance with Rule 7.1.1. If an Option is exercised in reliance on this Rule 7.1.2 and in anticipation of the events referred to in Rule 7.1.1, but the person does not obtain Control of the Company during the period of 20

days beginning with the date on which the Option is exercised, the exercise of the Option is to be treated as having had no effect.

3. If in consequence of a person obtaining Control of the Company within Rule 7.1.1 the Plan Shares to which an Option relates no longer meet the requirements of Part 4 of Schedule 3, the Board acting fairly and reasonably may determine that the Option may be exercised no later than 20 days after the day on which the person obtains Control of the Company, as referred to in Rule 7.1.1, notwithstanding that the Plan Shares no longer meet the requirements of Part 4 of Schedule 3.

For the purpose of this Rule 7.1, it does not matter if a general offer is made to different shareholders by different means.

7.2. Compulsory acquisition of shares in the Company

1. Subject to Rule 8, if a person becomes entitled or bound to acquire shares in the Company under sections 979 to 982 or 983 to 985 of the Companies Act 2006, all Options may be exercised at any time within the period during which that person remains so bound or entitled. If not so exercised, the Options shall cease to be exercisable and shall lapse when the person ceases to be so entitled or bound.

2. Where the Board determines that it is likely that a person will become entitled or bound to acquire shares in the Company in the circumstances contemplated by Rule 7.2.1, the Board acting fairly and reasonably may determine that Options may be exercised during the period of 20 days ending with the day on which the person becomes bound or entitled to acquire shares in the Company within Rule 7.2.1 and the Option shall be treated as if it was exercised in accordance with Rule 7.2.1. If an Option is exercised in reliance on this Rule 7.2.2 and in anticipation of a person becoming bound or entitled to acquire shares within Rule 7.2.1 and that person does not become so bound or entitled to acquire shares in the Company by the end of the period of 20 days beginning with the date on which the Option is exercised, the exercise of the Option is to be treated as having had no effect.

3. If in consequence of a person who is entitled or bound to acquire shares in the Company under sections 979 to 982 or 983 to 985 of the Companies Act 2006 obtaining Control of the Company, the Plan Shares to which the Option relates no longer meet the requirements of Part 4 of Schedule 3, the Board acting fairly and reasonably may determine that the Option may be exercised no later than 20 days after the day on which the person obtains Control of the Company, notwithstanding that the Plan Shares no longer meet the requirements of Part 4 of Schedule 3.

7.3. Scheme of arrangement

1. Subject to Rule 8, if the court sanctions a compromise or arrangement under section 899 of the Companies Act 2006 which is applicable to or affects:

   a. all the ordinary share capital of the Company or all the shares of the same class as the Plan Shares; or

   b. all the shares, or all the shares of that same class, which are held by a class of shareholders identified otherwise than by reference to their employment or directorships or their participation in a Schedule 3 SAYE option scheme,

   all Options may be exercised at any time during the period of 6 months beginning with the date the court sanctions the compromise or arrangement. If not so exercised, the Options shall lapse at the expiry of the 6 month period.

2. Where the Board determines that it is likely that the court will sanction a compromise or arrangement within Rule 7.3.1, the Board acting fairly and reasonably may determine that Options may be exercised during the period of 20 days ending with the day on which the court sanctions such a compromise or arrangement and the Option shall be treated as if it was exercised in accordance with Rule 7.3.1. If an Option is exercised in reliance on this Rule 7.3.2 and in anticipation of the events referred to in Rule 7.3.1 above, but the court does not sanction the compromise or arrangement within Rule 7.3.1 during the period of 20 days beginning with the date on which the Option is exercised, the exercise of the Option is to be treated as having had no effect.

3. If in consequence of a person obtaining Control of the Company as a result of the court sanctioning a compromise or arrangement under section 899 of the Companies Act 2006 the Plan Shares to which the Option relates no longer meet the requirements of Part 4 of Schedule 3, the Board acting fairly and reasonably may determine that the Option may be exercised no later than 20 days after the day on which

the person obtains Control of the Company, notwithstanding that the Plan Shares no longer meet the requirements of Part 4 of Schedule 3.

7.4. *Non-UK company reorganisation*

1. Notwithstanding Rule 5.1, and subject to Rules 7.4.1 and 7.4.3, on the date on which a non-UK company reorganisation (within the meaning of Schedule 3) applicable to or affecting:

    a. all the ordinary share capital of the Company or all the shares of the same class as the Plan Shares; or

    b. all the shares, or all the shares of the same class as the Plan Shares, which are held by a class of shareholders identified otherwise then by reference to their employment with or directorships of or their participation in a tax advantaged SAYE option scheme,

    becomes binding on the shareholders covered by it then all Options may be exercised at any time during the period of six months beginning with the date described in this Rule 7.4.1. If not so exercised, the Options shall lapse at the expiry of the six month period.

2. Where the Board shall determine that it is likely that a non-UK reorganisation within Rule 7.4.1 will become binding on shareholders, the Board acting fairly and reasonably may determine that the Option may be exercised during the period of 20 days ending with the day on which the said non-UK reorganisation becomes so binding in which the Option shall be treated as if it was exercised in accordance with Rule 7.4.1. If an Option is exercised in reliance of this Rule 7.4.2 and in anticipation of the events referred to in Rule 7.4.1, but the said non-UK reorganisation does not become binding on shareholders within Rule 7.4.1 during the period of 20 days beginning with the date on which the Option is exercised, the exercise of the Option is to be treated as having had no effect.

3. Subject to Rule 7.4.2 above, if in consequence of a person obtaining Control of the Company as a result of a non-UK company reorganisation within Rule 7.4.1.a or b, the Plan Shares to which the Board acting fairly and reasonably may determine that the Option relates no longer meet the requirements of Part 4 of Schedule 3, the Option may be exercised no later than 20 days after the day on which the person obtains such Control of the Company, notwithstanding that the Plan Shares no longer meet the requirements of Part 4 of Schedule 3.

7.5. *Winding-up of the Company*

Subject to Rule 5.8, if notice is given of a resolution for the voluntary winding-up of the Company, all Options may be exercised within 6 months of the passing of the resolution and if not so exercised shall lapse.

7.6. *Shares subject to Options ceasing to be Plan Shares*

The Plan Shares subject to an Option must satisfy paragraphs 18 to 20 inclusive and 22 of Schedule 3 at the Grant Date and the exercise date.

If the shares subject to an Option cease to satisfy the conditions in paragraphs 18 to 20 and 22 of Schedule 3 and Rules 7.1.3, 7.2.3 and 7.3.3 and 7.4 do not apply:

1. the definition of "Plan Shares" shall be amended by the deletion of the words "which satisfy the conditions in paragraphs 18 to 20 and 22 of Schedule 3"; and

2. any Option granted prior to the shares ceasing to satisfy the conditions in paragraphs 18 to 20 and 22 of Schedule 3, shall to the extent permitted by ITEPA be treated as tax advantaged at the time when such an Option is exercised.

7.7. *Meaning of "obtains Control of the Company"*

For the purpose of Rule 7 a person shall be deemed to have obtained Control of the Company if they and others acting in concert with them have together obtained Control of it.

7.8. Notification of Option Holders

The Board shall, as soon as reasonably practicable, notify each Option Holder of the occurrence of any of the events referred to in this Rule and explain how this affects their position under the Plan.

7.9. Reorganisation

Where an event occurs under Rule 7.1, 7.2, 7.3 or 7.4 and:

1. the shareholders of the Acquiring Company, immediately after it has obtained Control, are substantially the same as the shareholders of the Company immediately before the event; and
2. the Acquiring Company agrees to offer to exchange Options in accordance with Rule 8

to the extent permitted by legislation, Options will not become exercisable under the relevant Rule and unless released in accordance with paragraph 38(3) of Schedule 3 and Rule 8 will lapse at the end of the relevant period provided for in paragraph 38(3) of Schedule 3.

8. Exchange of Options

8.1. Circumstances in which exchange can occur

If the person referred to in Rules 7.1, 7.2, 7.3 or 7.4 is a company, or a company obtains Control of the Company as the result of a non-UK reorganisation (as defined in paragraph 47A of Schedule 3) which has become binding on the shareholders covered by it, an Option Holder may, at any time during the period set out in paragraph 38(3) of Schedule 3, by agreement with the Acquiring Company, release their Option in consideration of the grant to them of a new option which is equivalent to the Option but which relates to shares in:

1. the Acquiring Company; or
2. a company which has Control of the Acquiring Company; or
3. a company which either is, or has Control of, a company which is a member of a Consortium which owns either the Acquiring Company or a company having Control of the Acquiring Company

No further Options may then be granted under the Plan except under this Rule 8.

If the Option Holder does not release the Option within the relevant period, the Option shall lapse at the expiry of such relevant period.

8.2. Meaning of "equivalent"

The new option shall not be regarded for the purpose of this Rule 8 as equivalent to the Option unless:

1. the shares subject to the new option satisfy the conditions in paragraphs 18 to 20 and 22 of Schedule 3;
2. the new option will be exercisable in the same manner as the Option and subject to the provisions of the Plan as it had effect immediately before the release of the Option;
3. the total market value, immediately before the release of the Option, of the Plan Shares which were subject to the Option is substantially the same as the total market value, immediately after the grant of the new option, of the shares subject to the new option; and
4. the total amount payable by the Option Holder for the acquisition of the shares subject to the new option is substantially the same as the total amount that would have been payable by the Option Holder for the acquisition of the Plan Shares under the Option.

For these purposes, if any shares are subject to a Restriction, their market value is to be determined as if they were not subject to a Restriction.

For the avoidance of doubt, in determining whether an Option is equivalent to the new option, the market value of the Plan Shares shall be determined by a methodology agreed with HMRC.

8.3. Grant Date of the new option

The Grant Date of the new option shall be deemed to be the same as the Grant Date of the Option.

8.4. Application of Plan to the new option

In the application of the Plan to the new option, where appropriate, references to "Company" and "Plan Shares" shall be read as if they were references to the company and the shares to which the new option relates, save that in the definition of "Board" the reference to "Company" shall be read as if it were a reference to Inspired Entertainment Inc.

9. Lapse of Options

An Option shall lapse on the earliest of:

1. the dates for lapse set out in the Rules;
2. the date on which a resolution is passed or an order is made by the court for the compulsory winding-up of the Company;
3. the date on which the Option Holder becomes bankrupt or enters into a compromise with their creditors generally; and
4. before an Option has become capable of being exercised, the Option Holder giving notice that they intend to stop paying monthly contributions, or being deemed under the terms of the Savings Contract to have given such notice or making an application for the repayment of their aggregate monthly contributions.

10. Adjustments of Options on Reorganisation

10.1. Power to adjust Options

Subject to Rules 10.2 and 10.3, in the event of a Reorganisation, the number of Plan Shares subject to an Option, the description of the Plan Shares, the Option Price, or any one or more of these, shall be adjusted in such manner as the Board determines.

10.2. Option Price

No adjustment shall be made to the Option Price which would result in the Plan Shares subject to an Option being issued at a price per Plan Share lower than the nominal value of a Plan Share except where the Board puts in place arrangements to pay up the nominal value at the date of issue of the Plan Shares (or the difference between the adjusted Option Price and the nominal value as the case may be).

10.3. Terms of adjustment

Any adjustment within Rule 10.1 shall ensure that:

1. the total market value of the Plan Shares which may be acquired by the exercise of the Option is immediately after the variation or variations substantially the same as it was immediately before the variation or variations;
2. in determining whether the requirement of Rule 10.3.1 above is satisfied, the market value of the Plan Shares shall be determined using a methodology agreed with HMRC (if such agreement is required); and
3. the total price at which those shares may be acquired is immediately after the variation or variations substantially the same as it was immediately before the variation or variations.

For the avoidance of doubt, this Rule 10 shall not authorise any variation which would result in the requirements of Schedule 3 ITEPA not being met in relation to an Option.

10.4. Notification of Option Holders

The Board shall, as soon as reasonably practicable, notify each Option Holder of any adjustment made under this Rule 10 and explain how this affects their position under the Plan.

11. *Rights and listing of Plan Shares*

11.1. *Rights attaching to Plan Shares*

All Plan Shares issued or transferred under the Plan shall, as to voting, dividend, transfer and other rights, including those arising on a liquidation of the Company, rank equally in all respects and as one class with the Plan Shares of the same class in issue at the date of issue or transfer save as regards any rights attaching to such Plan Shares by reference to a record date prior to the date of such issue or transfer.

11.2. *Availability of Plan Shares*

The Company shall at all times use its reasonable endeavours to keep available sufficient authorised but unissued Plan Shares to satisfy the exercise of all Options which the Board has determined will be satisfied by the issue of Plan Shares (whether directly to the Option Holder or indirectly via the Trustees).

11.3. *Listing and admission of trading of Plan Shares*

If and so long as Plan Shares are listed on NASDAQ, the Company will apply for the listing and admission to trading of any Plan Shares issued under the Plan as soon as practicable.

12. *Relationship of the Plan to contract of employment*

12.1. *Contractual provisions*

Notwithstanding any other provision of the Plan:

1. the Plan shall not form part of any contract of employment between any Group Member and an Eligible Employee;
2. unless expressly so provided in their contract of employment, an Eligible Employee has no right to be granted an Option and the receipt of an Option in one year (and the calculation of the Option Price in a particular way) is no indication that the Option Holder will be granted any subsequent Options (or that the calculations of the Option Price will be made in the same or a similar way);
3. the benefit to an Eligible Employee of participation in the Plan (including, in particular but not by way of limitation, any Options held by him) shall not form any part of their remuneration or count as their remuneration for any purpose and shall not be pensionable; and
4. if an Eligible Employee ceases to be in Relevant Employment for any reason they shall not be entitled to compensation for the loss or diminution in value of any right or benefit or prospective right or benefit under the Plan (including, in particular but not by way of limitation, any Options held by them which lapse by reason of their ceasing to be in Relevant Employment) whether by way of damages for unfair dismissal, wrongful dismissal, breach of contract or otherwise.

12.2. *Deemed agreement*

By applying for an Option, an Option Holder is deemed to have agreed to the provisions of these Rules, including this Rule 12.2.

13. *Administration of the Plan*

13.1. *Responsibility for administration*

The Board, shall be responsible for, and shall have the conduct of, the administration of the Plan. The Board may from time to time make, amend or rescind regulations for the administration of the Plan provided that such regulations shall be consistent with the Rules and not cause any of the provisions of Schedule 3 which are relevant to the Plan to cease to be satisfied.

13.2. Board's decision final and binding

The decision of the Board shall be final and binding in all matters relating to the Plan, including but not limited to the resolution of any dispute concerning, or any inconsistency or ambiguity in the Rules or any document used in connection with the Plan.

13.3. Provision of information

The Board and an Option Holder shall provide to the Company as soon as reasonably practicable such information as the Company reasonably requests for the purpose of complying with its obligations under paragraph 45 of Schedule 3.

13.4. Cost of the Plan

The cost of introducing and administering the Plan shall be met by the Company. The Company shall be entitled, if it wishes, to charge an appropriate part of such cost and/or the costs of an Option to a Subsidiary.

13.5. Data protection

1. For the purposes of operating the Plan, the Company's Employee Privacy Statement (**Privacy Statement**) will inform the Option Holder whether their personal data is processed under the EU's General Data Protection Regulation (2016/679) (or any successor or implementing laws) (the **GDPR**). Where processing of the Option Holder's personal data is subject to the GDPR, the basis for processing such data is set out in the Privacy Statement.
2. Where processing of the Option Holder's personal data is not subject to the GDPR, personal data will be processed under the Option Holder's consent. In such circumstances, the Option Holder gives their consent to the holding, processing and transfer of personal data in relation to the Option Holder by or to the Company, any Group Member, the Trustees, any third party broker, registrar or administrator or any future purchaser of the Company or relevant Group Member employing the Option Holder for all purposes relating to the operation of the Plan and this consent shall include transferring or processing personal data to a country or territory that may not provide the same statutory protection for the information as the Option Holder's home country.

13.6. Third party rights

Nothing in these Rules confers any benefit, right or expectation on a person who is not an Option Holder. No such third party has any rights under the Contracts (Rights of Third Parties) Act 1999 in its present form and as amended from time to time (or any applicable equivalent overseas legislation) to enforce any terms of these Rules.

14. Amendment of the Plan

14.1. Power to amend the Plan

Subject to Rules 14.2 and 14.3, the Board may from time to time amend the Rules.

14.2. Amendments to Plan

Without the prior approval of the Company in general meeting, an amendment may not be made for the benefit of existing or future Option Holders to the Rules relating to:

1. the basis for determining an Eligible Employee's entitlement (or otherwise) to be granted an Option and/or to acquire Plan Shares on the exercise of an Option;
2. the persons to whom an Option may be granted;
3. the limit on the aggregate number of Plan Shares over which Options may be granted;
4. the limit on the number of Plan Shares over which Options may be granted to any one Eligible Employee;
5. the adjustment of Options on a Reorganisation;

6. this Rule 14.2,

except for:

1. an amendment which is of a minor nature and benefits the administration of the Plan; or
2. an amendment which is of a minor nature and is necessary or desirable in order to take account of a change of legislation or to obtain or maintain favourable tax, exchange control or regulatory treatment for participants in the Plan, the Company or some other Group Member.

14.3. Amendments to key features

If during a Tax Year an alteration is made to a key feature of the Plan, or variations are made to take account of a variation in any share capital, the return for the Tax Year must contain a declaration made by such persons as HMRC may require. A key feature is any provision necessary to meet the requirements of Schedule 3.

14.4. Rights of existing Option Holders

An amendment may not adversely affect the rights of an existing Option Holder except:

1. where the amendment is made to take account of any matter or circumstance which the Board reasonably considers is a legal or regulatory requirement which the Board reasonably considers is relevant and requires an amendment to be made in order for any Group Member to comply with such requirement; or
2. where the Option Holder affected by the change has been notified of such amendment and the majority of Option Holders holding Options under the Plan have approved the amendment.

14.5. Notification of Option Holders

The Board shall, as soon as reasonably practicable, notify each Option Holder of any amendment to the Rules under this Rule 14 and explain how it affects their position under the Plan.

15. Notices

15.1. Notice by the Board or the Company

Save as provided for by law, any notice, document or other communication given by, or on behalf of, the Board or the Company or to any person in connection with the Plan shall be deemed to have been duly given if delivered to them at their place of work, if they are in Relevant Employment if sent by e-mail to such e-mail address as may be specified by them from time to time or, in the case of an Option Holder who remains in Relevant Employment, to such e-mail address as is allocated to them by any Group Member, or sent through the post in a pre-paid envelope to the postal address last known to the Company to be their address and, if so sent, shall be deemed to have been duly given on the date of posting.

15.2. Deceased Option Holders

Save as provided for by law, any notice, document or other communication so sent to an Option Holder shall be deemed to have been duly given notwithstanding that such Option Holder is then deceased (and whether or not the Company has notice of their death) except where their personal representatives have established their title to the satisfaction of the Company and supplied to the Company an e-mail or postal address to which notices, documents and other communications are to be sent.

15.3. Notice to the Company

Save as provided for by law, any notice, document or other communication given to the Company (or any relevant person appointed by the Company) in connection with the Plan shall be delivered or sent by hand or sent by email, fax or post to the Company Secretary (or any relevant person appointed by the Company) at the Company's registered office (or such other e-mail or postal address as may from time to time be notified to Option Holders) but shall not in any event be duly given unless it is actually received at the registered office or such e-mail or postal address.

16. Governing law and jurisdiction

16.1. Plan governed by English law

The formation, existence, construction, performance, validity and all aspects whatsoever of the Plan, any term of the Plan and any Option granted under it shall be governed by English law.

16.2. English courts to have jurisdiction

The English courts shall have jurisdiction to settle any dispute which may arise out of, or in connection with, the Plan.

16.3. Jurisdiction agreement for benefit of the Company

The jurisdiction agreement contained in this Rule 16 is made for the benefit of the Company only, which accordingly retains the right to bring proceedings in any other court of competent jurisdiction.

16.4. Option Holder deemed to submit to such jurisdiction

By accepting the grant of an Option, an Option Holder is deemed to have agreed to submit to such jurisdiction.

17. Interpretation

17.1. Definitions

In this Plan, unless the context otherwise requires, the following words and expressions have the following meanings:

Acquiring Company means a company which obtains Control of the Company in the circumstances referred to in Rules 7.1, 7.2, 7.3, 7.4 and 8.1;

Associated Company has the meaning given to that expression by paragraph 47 of Schedule 3 or, where the context requires, paragraph 35(4) of Schedule 3;

Board means the board of directors of the Company or a duly authorised committee of it or a person duly authorised by the board of directors of the Company or such committee;

Bonus Date means the earliest date on which a bonus is payable under the Savings Contract;

Company means Inspired Entertainment Inc incorporated in the United States of America, being the scheme organiser for the purposes of paragraph 2(2) of Schedule 3;

Connected Person has the meaning given to that expression by section 718 of ITEPA 2003;

Consortium has the meaning given to that word by paragraph 48(2) of Schedule 3;

Control has the meaning given to it by section 719 of ITEPA 2003;

Dealing Day means any day on which NASDAQ is open for the transaction of business;

Dealing Restrictions means restrictions imposed by legislation, regulation or any other code or guidance on share dealing with which the Company seeks to comply;

Eligible Employee means an individual who satisfies the conditions set out below:

1. either is an employee (but not a director) of a Participating Company or is an executive director of a Participating Company who is contracted to work at least 25 hours per week for the Group (exclusive of meal breaks);

2. has earnings in respect of their office or employment which are (or would be if there were any) general earnings to which section 15 ITEPA 2003 applies;
3. has at the Grant Date been such a director or employee for such period, not exceeding 5 years, as the Board determines; and
4. has not given or been given notice to terminate their employment with the Participating Company.

In addition it means an executive director or employee of a Participating Company nominated by the Board to be an Eligible Employee;

Employees' Share Scheme has the meaning set out in section 1166 of the Companies Act 2006;

Grant Date means the date on which an Option is granted in accordance with Rule 2.3;

Group means the Company and all Subsidiaries and Associated Companies of the Company and **Group Member** shall be interpreted accordingly;

HMRC means Her Majesty's Revenue & Customs;

ITA 2007 means the Income Tax Act 2007;

ITEPA 2003 means the Income Tax (Earnings and Pensions) Act 2003;

Market Value on any day means:

1. if at the relevant time Plan Shares are listed on Nasdaq, the closing middle market quotation as derived from on the preceding Dealing Day or, if the Board so decides, the arithmetic average of the closing middle market quotations for the 3 preceding Dealing Days; or
2. where Plan Shares are not so listed, the market value of a Plan Share calculated as described in Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance by the Board with HMRC Shares and Assets Valuation;

Minimum Monthly Savings Amount means in relation to each invitation, the minimum monthly saving which may be made by an Option Holder as determined by the Board in accordance with paragraph 25(3)(b) of Schedule 3 being not less than £5 (or such other minimum savings amount specified from time to time by HMRC in its Save-As-You-Earn prospectus) nor more than £10 (or such other amount as may be permitted from time to time under paragraph 25(3)(b) of Schedule 3);

NASDAQ means the National Association of Securities Dealers Automatic Quotation based in New York.

Option means a right to acquire Plan Shares granted under the Plan;

Option Certificate means a statement in a form determined by the Company setting out details of an Option as set out in Rule 2.4;

Option Holder means an individual who holds an Option or, where the context permits, their legal personal representatives;

Option Price means the amount payable per Plan Share in respect of the exercise of an Option determined in accordance with Rule 4;

Participating Company means the Company or a Subsidiary designated by the Board;

Plan means the Inspired Entertainment Inc Sharesave Plan
as amended from time to time which for the avoidance of doubt shall be interpreted in accordance with the provisions of Schedule 3 ITEPA;

Plan Shares means ordinary shares in the capital of the Company which satisfy the conditions in paragraphs 18 to 20 inclusive and 22 of Schedule 3;

Regulatory Information Service means a service that is approved by the Financial Conduct Authority on meeting the Primary Information Provider criteria and is on the list of Regulatory Information Services maintained by the Financial Conduct Authority (or any overseas equivalent);

Relevant Employment means employment with any Group Member;

Reorganisation means any variation in the share capital of the Company, including but without limitation a capitalisation issue, rights issue, vendor rights offer, vendor placing with clawback, cash open offer or bonus issue, sub-division, consolidation or reduction in the capital of the Company but excluding a demerger or a capitalisation issue in substitution for or as an alternative to a cash dividend;

Restriction has the meaning given in paragraph 48(3) of Schedule 3;

Rules mean the rules of the Plan;

Savings Contract means a contract under a certified SAYE savings arrangement within the meaning of section 703 of the Income Tax (Trading and Other Income) Act 2005 which is tax advantaged for the purpose of Schedule 3;

Schedule 3 means Schedule 3 to ITEPA 2003;

Subsidiary means a company which is a subsidiary of the Company within the meaning of section 1159 of the Companies Act 2006 over which the Company has Control;

Tax Year is a calendar year commencing on 6 April; and

Trustees means the trustees of any trust created by a Group Member which, when taken together with the Plan, constitutes an Employees' Share Scheme.

17.2. Interpretation

In the Plan, unless otherwise specified:

1. save as provided for by law a reference to writing includes any mode of reproducing words in a legible form and reduced to paper or electronic format or communication including, for the avoidance of doubt, correspondence via e-mail; and
2. the Interpretation Act 1978 applies to the Plan in the same way as it applies to an enactment.